UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 18, 2022

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (775) 786-0907

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 18, 2022, the shareholders voted on (i) the election of ten directors for the next year; (ii) approval of the Company’s executive compensation on an advisory (non-binding) basis; (iii) the ratification of the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending December 31, 2022, and (iv) approval of the Plumas Bancorp 2022 Equity Incentive Plan. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

On the proposal to elect Directors of Plumas Bancorp, the Board of Director’s nominees were elected as Directors of Plumas Bancorp until the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non- Votes
Michonne R. Ascuaga	3,135,241	15,543	n/a	1,382,234
Steven M. Coldani	3,129,966	20,818	n/a	1,382,234
Gerald W. Fletcher	2,950,144	200,640	n/a	1,382,234
Heidi S. Gansert	2,951,616	199,168	n/a	1,382,234
Richard F. Kenny	3,070,195	80,589	n/a	1,382,234
Robert J. McClintock	3,099,555	51,229	n/a	1,382,234
Julie A. Morehead	3,134,562	16,222	n/a	1,382,234
Terrance J. Reeson	3,076,112	74,672	n/a	1,382,234
Andrew J. Ryback	3,111,966	38,818	n/a	1,382,234
Daniel E. West	3,097,115	53,669	n/a	1,382,234

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of the Company’s executive compensation on an advisory (non-binding) basis the voting results were as follows:

For	Against	Abstain
2,910,215	82,819	157,750

Proposal #3: Ratification of the Appointment of Independent Auditors

On the proposal for the ratification of the appointment of Eide Bailly, LLP as our independent auditors for the fiscal year ending December 31, 2022 the voting results were as follows:

For	Against	Abstain
4,510,932	11,726	10,360

Proposal #4: 2022 Equity Incentive Plan

On the proposal for the approval of the 2022 Equity Incentive Plan the voting results were as follows:

For	Against	Abstain
2,888,103	214,076	48,605

Item 9.01 Exhibits

Number	Description
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 19, 2022	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer